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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 22, 2001, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 333-2914 and on Form S-3 File No. 333-57281.

                                             ARTHUR ANDERSEN LLP

Dallas, Texas
February 22, 2001